Exhibit 21
SUBSIDIARIES OF THE REGISTRANT

State of
Incorporation or
Name	Assumed Names	Organization
ARC Development Corporation		Tennessee
ARC Dry Creek, Inc.		Tennessee
ARC Financial Services Corporation		Tennessee
ARC of Bellingham, L.P.		Tennessee
ARC of Georgia, LLC		Tennessee
ARC Worcester Center, L.P.	ARC Worcester Center Limited Partnership (MA)	Tennessee
ASC of Hammond, Inc.		Delaware
ASC of New Albany, Inc.		Indiana
Ambulatory Resource Centres Investment Company, Inc.		Washington
Ambulatory Resource Centres of Florida, Inc.		Florida
Ambulatory Resource Centres of Massachusetts, Inc.		Tennessee
Ambulatory Resource Centres of Texas, Inc.		Tennessee
Ambulatory Resource Centres of Washington, Inc.		Tennessee
Ambulatory Resource Centres of Wilmington, Inc.		Tennessee
Ambulatory Surgery Center of Cool Springs, LLC		Tennessee
Ambulatory Surgery Center of Worcester, LLC		Delaware
Animas Surgical Hospital, LLC		Delaware
Bayside Endoscopy Center, LLC		Rhode Island
Birmingham Surgery Center, LLC		Delaware
Cape Coral Ambulatory Surgery Center, LLC		Florida
Cardinal Sleep Centers of St. Charles, LLC		Illinois
Central Austin Ambulatory Surgery Center, L.P.		Tennessee
Chesterfield Spine Center, LLC		Delaware
CMMP Surgical Center, L.L.C.		Missouri
CSS Services, LLC		South Carolina
Cypress Surgery Center, LLC		Delaware
DeLand Surgery Center, Ltd.	DeLand Surgery Center (FL)	Florida
Dry Creek Imaging, LLC		Delaware
Dry Creek Surgery Center, LLC		Colorado
DSC Anesthesia, LLC		Florida
East Houston Surgery Center, Ltd.		Texas
Fairview Maple Grove Surgery Center, LLC		Delaware
HMFW Surgery Center, L.P.		Texas
Houston PSC — I, Inc.		Texas
Jacksonville Beach Surgery Center, L.P.	Jacksonville Beach Surgery Center (FL)	Tennessee
Kent, LLC		Rhode Island
Lakeside Women’s Center of Oklahoma City, LLC		Oklahoma
Largo Endoscopy Center, L.P.	Tampa Bay Regional Surgery Center (FL)	Tennessee
Largo Surgery, LLC	West Bay Surgery Center (FL)	Florida
Lubbock SurgiCenter, Inc.		Texas

State of
Incorporation or
Name	Assumed Names	Organization
MediSphere Health Partners Management of Tennessee, Inc.		Tennessee
MediSphere Health Partners — Oklahoma City, Inc.		Tennessee
NSC Edmond, Inc.		Oklahoma
New Albany Outpatient Surgery, L.P.		Delaware
Northeast Baptist Surgery Center, LLC		Texas
North River Surgical Center, LLC		Delaware
NorthStar Surgical Center, L.P.		Texas
Novi Surgery Center, LLC		Delaware
One Nineteen ASC, LLC		Delaware
Orange City Surgical, LLC		Delaware
Orlando Surgery Center II, Ltd.	Orlando Surgery Center (FL)	Florida
Orthopaedic Surgery Center of Asheville, L.P.		Tennessee
PSC Development Company, LLC		Delaware
PSC Operating Company, LLC		Delaware
PSC of New York, L.L.C.		Delaware
Physicians of Edmond, LLP		Oklahoma
Physicians Surgery Center, LLC	Lee Island Coast Surgery Center (FL)	Delaware
Physicians Surgical Care, Inc.		Delaware
Physicians Surgical Specialty Hospital, LLC		Louisiana
Pickaway Surgery Center, Ltd.		Ohio
Premier Ambulatory Surgery of Duncanville, Inc.		Delaware
Quahog Holding Company, LLC		Delaware
Recovery Care, L.P.		Illinois
Recovery Care, Inc.		Illinois
SARC/Asheville, Inc.		Tennessee
SARC/Circleville, Inc.		Tennessee
SARC/Columbia, Inc.		Tennessee
SARC/DeLand, Inc.		Tennessee
SARC/Ft. Myers, Inc.		Tennessee
SARC/FW, Inc.		Tennessee
SARC/Georgia, Inc.		Tennessee
SARC/Jacksonville, Inc.		Tennessee
SARC/Kent, LLC		Tennessee
SARC/Knoxville, Inc.		Tennessee
SARC/Largo, Inc.		Tennessee
SARC/Largo Endoscopy, Inc.		Tennessee
SARC/Metairie, Inc.		Tennessee
SARC/Providence, Inc.		Tennessee
SARC/San Antonio, LLC		Tennessee
SARC/Savannah, Inc.		Tennessee
SARC/St. Charles, Inc.		Tennessee
SARC/Vincennes, Inc.		Tennessee
SARC/West Houston, LLC		Tennessee
SARC/Worcester, Inc.		Tennessee
Savannah Outpatient Anesthesia, LLC		Delaware
Savannah Outpatient Foot and Ankle Surgery, LLC		Delaware

State of
Incorporation or
Name	Assumed Names	Organization
SI/Dry Creek, Inc		Tennessee
SMBIMS 119, LLC		Tennessee
SMBIMS Birmingham, Inc.		Tennessee
SMBIMS Brooksville, Inc.		Tennessee
SMBIMS Durango, LLC		Tennessee
SMBIMS Florida I, LLC		Tennessee
SMBIMS Greenville, LLC		Tennessee
SMBIMS Kirkwood, Inc.		Tennessee
SMBIMS Maple Grove, LLC		Tennessee
SMBIMS Novi, LLC		Tennessee
SMBIMS Orange City, LLC		Tennessee
SMBIMS Steubenville, Inc.		Tennessee
SMBIMS Tampa, LLC		Tennessee
SMBIMS Temple, LLC		Tennessee
SMBIMS Tuscaloosa, Inc.		Tennessee
SMBIMS Wichita, LLC		Tennessee
SMBISS Arcadia, LLC		Tennessee
SMBISS Beverly Hills, LLC		Tennessee
SMBISS Chesterfield, LLC		Tennessee
SMBISS Encino, LLC		Tennessee
SMBISS Irvine, LLC		Tennessee
SMBISS Roswell, LLC		Tennessee
SMBISS Sandy Springs, LLC		Tennessee
SMBISS Thousand Oaks, LLC		Tennessee
Specialty Surgical Center, LLC		California
Specialty Surgical Center of Arcadia, LLC		California
Specialty Surgical Center of Arcadia, L.P.		California
Specialty Surgical Center of Beverly Hills, L.P.		California
Specialty Surgical Center of Encino, LLC		California
Specialty Surgical Center of Encino, L.P.		California
Specialty Surgical Center of Irvine, LLC		California
Specialty Surgical Center of Irvine, L.P.		California
Specialty Surgical Center of Thousand Oaks, LLC		California
Specialty Surgical Center of Thousand Oaks, L.P.		California
South Shore Operating Company, L.L.C.		Delaware
Surgery Center of Duncanville, L.P.		Texas
Surgery Center of Edmond, LLC		Oklahoma
Surgery Center of Hammond, LLC		Delaware
Surgery Center Partners, LLC		Delaware
SurgiCare of Deland, Inc.		Florida
Symbion Ambulatory Resource Centres, Inc.		Tennessee
SymbionARC Management Services, Inc.		Tennessee
SymbionARC Support Services, LLC		Tennessee
Symbion Imaging, Inc.		Tennessee
The Center for Special Surgery, LLC		Delaware
The Hand Surgery Center of Louisiana, L.P.		Tennessee

State of
Incorporation or
Name	Assumed Names	Organization
The Surgery Center, LLC		Georgia
The Surgery Center of Ocala, LLC		Tennessee
The Surgery Center of Temple, LLC		Delaware
Texarkana Surgery Center GP, Inc.		Texas
Texarkana Surgery Center, L.P.		Delaware
TOSF, LLC		Delaware
UniPhy Healthcare of Eugene/Springfield I, Inc.		Tennessee
UniPhy Healthcare of Johnson City VI, LLC		Tennessee
UniPhy Healthcare of Louisville, Inc.		Tennessee
UniPhy Healthcare of Maine I, Inc.		Tennessee
UniPhy Healthcare of Memphis I, LLC		Tennessee
UniPhy Healthcare of Memphis II, Inc.		Tennessee
UniPhy Healthcare of Memphis III, Inc.		Tennessee
UniPhy Healthcare of Memphis IV, Inc.		Tennessee
University Ambulatory Surgical Center		Tennessee
VASC, Inc.		Illinois
Valley Ambulatory Surgery Center, L.P.		Illinois
Valley Medical Inn, L.P.		Illinois
Valley Sleep Centers, LLC		Illinois
Valley Surgical Center, Ltd.		Ohio
Village SurgiCenter, Inc.		Delaware
Village SurgiCenter, Limited Partnership		Delaware
Vincennes Surgery Center, L.P.		Delaware
Wilmington Surgery Center, L.P.		Tennessee